UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2008

PHC, Inc.

(Exact Name of Registrant as Specified in its Charter)

Massachusetts

(State of Incorporation or Organization)

1-33323	04-2601571
(Commission File Number)	(I.R.S. Employer
Identification No.)

200 Lake Street, Suite 102, Peabody, Massachusetts	01960
(Address of Principal Executive Offices)	(Zip Code)

 Registrant's telephone number, including area code: (978) 536-2777

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⁯ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⁯ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⁯ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⁯ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 1.01 Entry into a Material Definitive Agreement

On December 30, 2008 the Company entered into Stock Purchase Agreements with First Quadrant Mercury, L.P. and Camden Partners Limited Partnership and Camden Partners II Limited Partnership and Camden Partners Capital Management, LLC to repurchase 200,000 shares of the Company Class A Common Stock, $0.01 par value per share (AMEX – PHC), at the closing market price on December 29, 2008 of $1.46. The sellers are reporting beneficial shareholders of greater than 10% of the Company Class A Common Stock as of the date of these agreements.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibits are being furnished herewith:

Exhibit No.	Exhibit Description

10.28	Stock Purchase Agreement by and between PHC, Inc. and First Quadrant Mercury, L. P. dated December 30, 2008.
10.29

Stock Purchase Agreement by and between PHC, Inc. and Camden Partners Limited Partnership and Camden Partners II Limited Partnership and Camden Partners Capital Management, LLC (CPCM) dated December 30, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHC, INC.

Date: January 6, 2009	By: /s/ Bruce A. Shear Bruce A. Shear President